                                                                      EX 1-A(10)

OVERNIGHT MAIL:                       DESTINATIONS(SM)LIFE
KEMPER DESTINATIONS LIFE
c/o Fleet Bank -- Box 30955
99 Founders Plaza, 3rd Floor
East Hartford, CT 06108
                                         Kemper Investors Life Insurance Company
REGULAR MAIL: KEMPER DESTINATIONS LIFE                            Long Grove, IL
c/o Fleet Bank, P.O. Box 30955, Hartford, CT 06150-0955


    APPLICATION FOR MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE


-------------------------------------------------------------------------------
Section A      Proposed Insured Information
-------------------------------------------------------------------------------

                                                                   /  / Owner     /  / Joint Owner

          ---------------------------------------------------      -------------------------------
          First Name           Middle          Last                Social Security Number

                                                                   /  / Male     /  / Female
Address:  ---------------------------------------------------                                  ---------------------
          Street                                                                               Date of Birth

          ---------------------------------------------------     ------------------------     ---------------------
          City                 State            ZIP               Place of Birth (State)       Occupation


                                                                  --------------------------------------------------
                                                                  Driver's License Number


-------------------------------------------------------------------------------
Section B      Proposed Joint Insured Information
-------------------------------------------------------------------------------


                                                                   /  / Owner     /  / Joint Owner

          ---------------------------------------------------      -------------------------------------------------
          First Name           Middle           Last               Social Security Number

                                                                   /  / Male     /  / Female
Address:  ---------------------------------------------------                                  ---------------------
          Street                                                                               Date of Birth


          ---------------------------------------------------     ------------------------     ---------------------
          City                 State            ZIP               Place of Birth (State)       Occupation


                                                                  --------------------------------------------------
                                                                  Driver's License Number



-------------------------------------------------------------------------------
Section C      Owner Information
-------------------------------------------------------------------------------
[Complete only if different from Proposed Insured(s)]


          ---------------------------------------------------     --------------------------------------------------
          First Name           Middle           Last              Social Security Number


Address:  ---------------------------------------------------     --------------------------------------------------
          Street                                                  Relationship To Insured


          ---------------------------------------------------     -------------------     --------------------------
          City                 State            ZIP               Trust Date              Trust Tax I.D. Number


-------------------------------------------------------------------------------
Section D      Beneficiary Information
-------------------------------------------------------------------------------
PRIMARY BENEFICIARY:



          ---------------------------------------------------     --------------------------------------------------
          First Name           Middle           Last              Social Security Number


          ---------------------------------------------------     -------------------     --------------------------
          Relationship To Proposed Insured                        % Of Death Benefit      Trust Date


          ---------------------------------------------------     --------------------------------------------------
          First Name           Middle           Last              Social Security Number


          ---------------------------------------------------     -------------------     --------------------------
          Relationship To Proposed Insured                        % Of Death Benefit      Trust Date

CONTINGENT BENEFICIARY:


          ---------------------------------------------------    ---------------------------------------------------
            First Name           Middle           Last            Social Security Number


          ---------------------------------------------------    --------------------     --------------------------
           Relationship To Proposed Insured                      % Of Death Benefit       Trust Date


[If there are additional beneficiaries, please note in Section Q, Special Instructions]

L-8389 (7/99)

-------------------------------------------------------------------------------
Section E      Plan of Insurance
-------------------------------------------------------------------------------


MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE        $                                $
-----------------------------------------------         ------------------------          --------------------------
Plan Of Insurance                                       Initial Premium                   Initial Specified Amount
                                                                                            (Death benefit)

-------------------------------------------------------------------------       /  / Yes       /  / No
Are you purchasing this insurance to replace any life insurance in force?

If yes, list company name. In addition, please provide a completed 1035 exchange form (if applicable), required state replacement form and the replacing company's policy or lost policy statement.

Is this a 1035 Exchange?          /  / Yes   /  / No             $
                                                                  ---------------------------------------
                                                                  Estimated Transfer Amount (net of Loan)

Will a loan be carried over?      /  / Yes  /  / No              $
                                                                  ---------------------------------------
                                                                  Estimated Loan Amount

-------------------------------------------------------------------------------
Section F      Plan of Insurance
-------------------------------------------------------------------------------


                                                  $                   /   /
--------------------------------------------------------------------------------------------------------------------
Company Name (Proposed Insured)                   Amount              Issue Date              Purpose



                                                  $                  /    /
--------------------------------------------------------------------------------------------------------------------
Company Name (Proposed Joint Insured)             Amount             Issue Date               Purpose



-------------------------------------------------------------------------------
Section G      Telephone Transfer
-------------------------------------------------------------------------------

I authorize and direct KILICO to accept telephone instructions from any owner, active representative and the individual listed below to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify KILICO and its affiliates and their collective directors, employees and representatives against any claim arising from such action.


     /  /  I do not accept this telephone transfer privilege.                                       /      /
                                                                     ----------------------------------------------
                                                                     Name                           Date Of Birth


-------------------------------------------------------------------------------
Section H      Premium Allocation
-------------------------------------------------------------------------------



                      [KEMPER SUBACCOUNTS]                                        [SCUDDER VLIF SUBACCOUNTS]
            [          % Aggressive Growth (027)]                       [          % Global Discovery (001)]
            [          % Technology Growth (029)]                       [          % Growth and Income (002)]
            [          % Dreman Financial Services (031)]               [          % International (003)]
            [          % Small Cap Growth (017)]                        [          % Capital Growth (004)]
            [          % Small Cap Value (019)]
            [          % Dreman High Return Equity (030)]
            [          % International (016)]
            [          % International Growth & Income (028)]
            [          % Global Blue Chip (032)]
            [          % Growth (014)]                                            [WARBURG PINCUS TRUST SUBACCOUNTS]
            [          % Contrarian Value (020)]                        [          % Emerging Markets (051)]
            [          % Blue Chip (025)]                               [          % Post-Venture Capital (052)]
            [          % Value+Growth (024)]
            [          % Horizon 20+ (023)]                             [          % Other]
            [          % Total Return (012)]                            [          % Other]
            [          % Horizon 10+ (022)]                             [          % Other]
            [          % High Yield (013)]                              [          % Other]
            [          % Horizon 5 (021)]                               [          % Other]
            [          % Global Income (026)]                           [          % Other]
            [          % Investment Grade Bond (018)]                   [          % Other]
            [          % Government Securities (015)]                   [          % Other]
            [          % Money Market (011)]
                                              [ALL ALLOCATIONS ABOVE MUST TOTAL 100%, USING WHOLE PERCENTAGES]



L-8389 (7/99)

-------------------------------------------------------------------------------
Section I      Dollar Cost Averaging (DCA)
-------------------------------------------------------------------------------

Please Transfer $                               From
                 ---------------------                -------------------------------------
                    ($100 minimum)                    (enter one subaccount name or number)

Date To Begin         /       /
                ----------------------  (please enter date)


FREQUENCY       Every:      /  /  1 Month       /  /  3 Months       /  /  6 Months       /  /  12 Months


Transfer Assets To:

ACCOUNT NAME OR NUMBER      % OR $ AMOUNT        ACCOUNT NAME OR NUMBER             % OR $ AMOUNT

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


- Dollar Cost Averaging and Automatic Account Rebalancing can not be chosen simultaneously
- Unless otherwise specified, DCA will occur each period on the same day as the effective date
- There is a $100 minimum per account
- Total allocations must equal 100%


-------------------------------------------------------------------------------
Section J      Automatic Account Rebalancing (AAR)
-------------------------------------------------------------------------------


/ / I elect Automatic Account Rebalancing among the subaccounts listed in Section H.


FREQUENCY       Every:      /  / 1 Month       /  / 3 Months       /  / 6 Months       /  / 12 Months

                Date To Begin      /       /
                              ------------------ (please enter date)


- Dollar Cost Averaging and Automatic Account Rebalancing can not be chosen simultaneously
- Unless otherwise specified, rebalancing will occur each period on the date the policy is issued to match the allocation selected in section H of this Application

-------------------------------------------------------------------------------
Section K      Automatic Account Rebalancing (AAR)
-------------------------------------------------------------------------------


Please Withdraw $                             Date To Begin      /       /
                 --------------------------                 -------------------- (please enter date)
                       ($100 minimum)


FREQUENCY       Every:      /  / 1 Month       /  / 3 Months       /  / 6 Months       /  / 12 Months

Please:         /  /   Do not withhold federal income taxes
                /  /   Withhold at 10% or             %
                                          ------------

Withdraw Assets From:

ACCOUNT NAME OR NUMBER      % OR $ AMOUNT        ACCOUNT NAME OR NUMBER             % OR $ AMOUNT

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

/  /  I wish to use Electronic Funds Transfer (Direct Deposit). I authorize
      KILICO to correct any overpayments or erroneous credits made to my account. Please attach a voided check or voided deposit slip.

- Withdrawals before age 59(1)/2 may be subject to a 10% IRS penalty. Please consult your tax advisor
- The death benefit will be reduced proportionately for any withdrawals

L-8389 (7/99)

-------------------------------------------------------------------------------
Section L      Tobacco Use
-------------------------------------------------------------------------------

                                                                                   Proposed             Proposed
                                                                                    Insured           Joint Insured
                                                                                  Yes     No            Yes     No

Have you used tobacco in any form in the last 36 months? If yes, give date last   /  /    /  /          /  /    /  /
used.
                                                                       Date:         /   /                 /   /
                                                                                 ------------          ------------


-------------------------------------------------------------------------------
Section M      Simplified Underwriting
-------------------------------------------------------------------------------


If any of these questions are answered "YES," then: (1) We cannot accept the premium with the Application; and (2) The process will continue on a fully underwritten basis, starting with a Telelife(SM) interview.
                                                                                   Proposed             Proposed
                                                                                    Insured           Joint Insured
                                                                                  Yes     No            Yes     No

1. Have you ever had or been treated for cancer, heart disease, insulin          /  /    /  /          /  /    /  /
   dependent diabetes, heart attack, chest pain, stroke, brain aneurysm, muscular disorder or respiratory disorder?

2. Have you ever had or been treated for a mental disorder, nervous disorder,    /  /    /  /          /  /    /  /
   depression, Alzheimer's disease, kidney failure, liver disorder, high blood pressure, been advised to have treatment for drug or alcohol abuse or in the past 10 years been convicted of reckless driving or driving under the influence of alcohol or drugs?

3. Have you ever been diagnosed as having Acquired Immune Deficiency Syndrome    /  /    /  /          /  /    /  /
   (AIDS), AIDS Related Complex or other immune deficiency disorders?

4. Have you ever been declined or rated for life insurance?                      /  /    /  /          /  /    /  /


-------------------------------------------------------------------------------
Section N      Suitability
-------------------------------------------------------------------------------


                                                                                    Owner             Joint Owner
                                                                                  Yes     No           Yes   No

1. Do you believe that this policy will meet your insurance needs and financial   /  /    /  /          /  /    /  /
   objectives?

2. Do you understand that the amount and duration of the death benefit may vary   /  /    /  /          /  /    /  /
   depending on the investment performance of the variable subaccounts of the separate account?

3. Do you understand that the policy values may increase or decrease depending   /  /    /  /          /  /    /  /
   on the investment experience of the variable subaccounts of the separate account?

4. Did you receive the current prospectus for the life policy applied for?       /  /    /  /          /  /    /  /


-------------------------------------------------------------------------------
Section O      Question for Owner
-------------------------------------------------------------------------------

If we are unable to issue a life insurance policy, do you wish to receive        /  /  Yes         /  /  No
information about an annuity?


-------------------------------------------------------------------------------
Section P      Question for Owner
-------------------------------------------------------------------------------

If necessary, a representative may contact you for an interview to help determine your eligibility for this coverage.

Proposed Insured:


         (    )                                            (    )
         --------------------------------                  --------------------------------
         Home Phone Number                                 Business Phone Number

         The most convenient place to call:                The most convenient time to call:

         /  / Home       /  / Business                      /  / Morning      /  / Afternoon     /  / Evening

         Time zone:    /  / Atlantic     /  / Eastern       /  / Central      /  / Mountain     /  / Pacific



L-8389 (7/99)

-------------------------------------------------------------------------------
Section Q     Special Instructions
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Section R     Agreement, Authorization and Signatures
-------------------------------------------------------------------------------

AGREEMENT

I (We) have read all the questions and answers in the Application, including all required sections. All responses are true and complete to the best of my
(our) knowledge and belief. I (We) promise to tell the Company of any change in the health or habits of the Proposed Insured(s) that occurs after completing this Application, but before the Policy is delivered to me (us) and the first premium is paid.

I (We) agree:

1. This Application, including all of its parts, will be the basis for and form part of the Policy;

2. No one, including the agent or representative, has the authority to alter the Company's rules or requirements, this Application, the Temporary Insurance Agreement or the Policy;

3.The first premium will not be deemed paid unless any check, draft or other instrument of payment (given as premium) is paid in accordance with its terms; and

4.The insurance applied for never takes effect (except as provided in the Temporary Insurance Agreement, if given) unless, during the lifetime of the Proposed Insured: (a) the Policy has been issued, delivered to and accepted by me (us); (b) the required first premium has been paid; (c) any amendments issued with the Policy have been completed and signed; all while health and habits of the Proposed Insured(s) remain as stated in this Application.

Amendments to plan, amounts, classification or benefits will be made only with my (our) consent.

--------------------------------------------------------------------------------

I (We) have received the notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau (found on page 7). I (We) acknowledge receiving a copy of the Temporary Insurance Agreement (applicable only if a premium was submitted with the Application) and understand and agree to the terms and conditions therein (found on page 8). I (We) hereby authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person that has any records or knowledge of me or my health, to give to Kemper Investors Life Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

Signed At,                           On
          --------------------------       -----------------------------------
          City           State             Month          Day             Year


X                                                      X
  ----------------------------------------------         ---------------------------------------------------
  Signature Of Proposed Insured (if over age 15)         Signature Of Proposed Joint Insured (if applicable)


  ----------------------------------------------         ---------------------------------------------------
  Print Name Of Proposed Insured                         Print Name Of Proposed Joint Insured


X                                                      X
  ----------------------------------------------         ---------------------------------------------------
  Signature Of Owner (if other than Insured)             Signature Of Licensed Registered Representative


L-8389 (7/99)


Overnight mail to:  Kemper Destinations Life,  c/o Fleet Bank -- Box 30955,
                    99 Founders Plaza, 3rd Floor, East Hartford, CT 06108 Make check payable to: Kemper Investors Life Insurance Company

--------------------------------------------------------------------------------
 Section S     Representative's Certification
--------------------------------------------------------------------------------

Broker/Dealer Name:
                    ------------------------------------------------------------


Print:
        -------------------------------------     -----------------------------------      ----------------------
        Registered Representative Name            Representative State License Number      Social Security Number

Print:
        -------------------------------------     -----------------------------------      -----------------------
        Joint Registered Representative Name      Representative State License Number      Social Security Number


        -------------------------------------     -----------------------------------
        Representative Telephone #                Representative Fax #

               --------------
Comm. Code     --------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I CERTIFY AS THE REGISTERED REPRESENTATIVE:

1. To the best of my knowledge, the insurance applied for / / will / / will not (CHECK ONE) replace any life insurance or annuity on the life of any Proposed Insured;

2. To the best of my knowledge, there is nothing that may adversely affect the insurability of any person proposed for insurance except as stated in this Application;

3. That I asked each question separately; the answers were recorded as given; and they are complete and accurate to the best of my knowledge and belief;

4. That I am an NASD Registered Representative;

5. I have given the Proposed Insured(s) the appropriate Disclosure documents;

6. I have complied with the state and federal laws on disclosure, cost comparison and replacement;

7. I have reviewed the purchase of this insurance policy as to suitability with the Owner;

8. I have fully explained the terms and conditions of the Temporary Insurance Agreement to the Owner and have given it to him/her.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



X
  -----------------------------------------------           --------------------
  Signature(s) Of Registered Representative                 Month/Day/Year

L-8389 (7/99)

                   DETACH AND LEAVE WITH THE PROPOSED INSURED

             DISCLOSURE NOTICE TO PROPOSED INSURED(S) FOR INSURANCE

This brief description of our underwriting process is designed to help you to understand how an Application for insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for insurance under Kemper Investors Life Insurance Company's ("KILICO") rules, and assuming you do, establish the proper premium charge for that insurance. This process -- the evaluation of risks -- assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

Sources of Information

Application and Medical Records -- Your Application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company or the Medical Information Bureau, Inc. When we do so, we will use the Authorization to Obtain Information Section of the Application that you signed.

MIB, Inc. (Medical Information Bureau, Inc.) -- A non-profit corporation which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, the MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information which is obtained from the MIB may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis in making a final underwriting decision.

Information regarding your insurability will be treated as confidential. KILICO, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. KILICO, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

At your request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Investigative Consumer Report -- As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency.

A consumer report confirms and supplements the information on your Application pertaining to employment and residence verification, tobacco use, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, personal characteristics and mode of living, (except as may be related directly or indirectly to your sexual orientation) including drug and alcohol use, motor vehicle driving record and any criminal activity. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency.

The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Federal Fair Credit Reporting Act.

Investigative consumer reports are held in strict confidence and used only to evaluate your Application on a fair and equitable basis. You have a right to inspect and obtain a copy of the report from the consumer reporting agency.

Disclosures to Others

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows: 1. The agent may retain a copy of your Application; 2. If reinsurance is required, the reinsurance company would have access to our Application file;
3. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information; 4. As stated earlier, we may report information to the Medical Information Bureau, Inc.; 5. We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

Disclosures to You

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure. Should you feel that any information we have is inaccurate or incomplete, please write to: KILICO, 1 Kemper Drive, Long Grove, Illinois 60049-0001. Your comments will be carefully considered and corrections made where justified. We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.

L-8389 (7/99)

Kemper Investors Life Insurance Company
Long Grove, Illinois
                   DETACH AND LEAVE WITH THE PROPOSED INSURED

                         TEMPORARY INSURANCE AGREEMENT

                                        Re:  Temporary Insurance Agreement (TIA)
                                        TIA Number:
                                        Date:
                                        Proposed Insured:
                                        Proposed Joint Insured:

Thank you for selecting Kemper Investors Life Insurance Company (KILICO) for your insurance needs. We are pleased to provide those applying for insurance with temporary insurance coverage under the terms and limitations stated below in exchange for the advance premium of $
                                        -----------------.
Thank you for choosing KILICO.

                     Kemper Investors Life Insurance Company
                                  (the Company)

                          TEMPORARY INSURANCE AGREEMENT
                                      (TIA)

THIS TIA PROVIDES A LIMITED AMOUNT of insurance coverage for a LIMITED PERIOD of time for any person (under the age of 71) to be covered under the life insurance Application, subject to the terms below:

LIMITED AMOUNT --$500,000 MAXIMUM
If any person to be covered dies while this TIA is in effect, the Company will pay to the named beneficiary the LESSER OF: (a) the initial specified amount of insurance applied for in the Application for that person to be covered; or (b) $500,000. This amount includes any life insurance applied for or in force with the Company. The amount of insurance is subject to the LIMITATIONS below. (Note:
NO initial specified amount is payable under this TIA for any survivorship coverage unless both proposed insureds have died.)

WHEN TEMPORARY INSURANCE BEGINS
Temporary insurance under this TIA begins when the following conditions are met, all during the lifetime of the proposed insured:
 1) The life insurance Application is completed and signed;
 2) All questions in Section M of the life insurance Application were answered no; and
 3) The full premium is submitted to the Company.

WHEN TEMPORARY INSURANCE STOPS --60 DAY MAXIMUM
Temporary insurance under this TIA ENDS on the earliest of any one of the following:
1) 60 days from the date the life insurance Application is signed;
2) The date a policy goes into effect;
3) The date the Company provides notice of termination of coverage, or
4) The date the Company provides notice that the proposed insured is not acceptable at the rate class applied for.

LIMITATIONS
1) If benefits are payable under this TIA due to a death, then no benefit relating to that death will be payable under any policy that is subsequently issued;
2) Material or fraudulent misrepresentations in the Application invalidate this TIA and the Company's only liability is to refund the premium paid in exchange for this TIA;
3) If a person to be covered dies by suicide, while sane or insane, the Company's only liability is to refund the premium paid in exchange for this TIA;
4) There is no coverage under this TIA if the check, draft or charge given as payment is not honored by the bank; and
5) No one, including the agent, is authorized to waive or modify any of the provisions of this TIA.

FRAUD NOTICE
Any person who knowingly and with intent to defraud any insurance company or other person files an Application for insurance or statement of claim containing any materially false information, or conceals for the the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

L-8389 (7/99)